                           COLLATERAL AGENT AGREEMENT

         COLLATERAL AGENT AGREEMENT (this "Agreement") dated as of January 9, 2001 among Barbara R. Mittman (the "Collateral Agent"), the parties identified on Schedule A hereto as being in the First Group or Second Group (each, individually, a "Lender" and collectively, the "Lenders"), who hold or have subscribed for Secured Convertible Notes in the principal amounts set forth on Schedule A hereto (collectively, the Notes") issued or to be issued by Vianet Technologies, Inc., a Delaware corporation ("Vianet").

         WHEREAS, the Lenders are making loans to Vianet to be secured by certain collateral; and

         WHEREAS, it is desirable to provide for the orderly administration of such collateral by requiring each Lender to appoint the Collateral Agent, and the Collateral Agent has agreed to accept such appointment and to receive, hold and deliver such collateral, all upon the terms and subject to the conditions hereinafter set forth; and

         WHEREAS, it is desirable to allocate the enforcement of certain rights of the Lenders under the Notes for the orderly administration thereof.

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

         1.       Collateral.

                  (a) Contemporaneously with the execution and delivery of this Agreement by the Collateral Agent and the Lenders, (i) the Collateral Agent has or will have entered into a Security Agreement between the Collateral Agent and Vianet, Bayard Holdings, a Liberian corporation, Sonata Holdings, a Liberian corporation and Xelix Capital, a Liberian corporation, who are shareholders of Vianet (collectively "Shareholders") (the "Security Agreement"), regarding the grant of a security interest in certain assets owned by Vianet and Shareholders (such assets are referred to herein as the "Collateral") to the Collateral Agent, for the benefit of the Lenders and (ii) Vianet is issuing the Notes to the Lenders.

                  (b) For purposes solely of perfection of the security interests granted to the Collateral Agent, as agent on behalf of the Lenders, and on its own behalf under the Security Agreement, the Collateral Agent hereby acknowledges that any Collateral held by the Collateral Agent is held for the benefit of the Lenders in accordance with this Agreement and the Security Agreement. No reference to the Security Agreement or any other instrument or document shall be deemed to incorporate any term or provision thereof into this Agreement unless expressly so provided.

                  (c) The Collateral Agent is to distribute any proceeds received from the Collateral which are distributable to the Lenders in the following order: first to the holders of Notes in the First Group, in proportion to their respective interests in the Obligations (as defined in the Security Agreement), and then to holders of Notes in the Second Group, in proportion to their respective interests in the Obligations. No sums shall be paid to the Second Group until all Obligations due to the First Group have been satisfied.

         2.       Appointment of the Collateral Agent.

                  The Lenders hereby appoint the Collateral Agent (and the Collateral Agent hereby accepts such appointment) to take any action including, without limitation, the registration of any Collateral in the name of the Collateral Agent or its nominees prior to or during the continuance of an Event of Default (as defined in the Security Agreement), the exercise of voting rights upon the occurrence and during the continuance of an Event of Default, the application of any cash collateral received by the Collateral Agent to the payment of the Obligations (as defined in the Security Agreement), the exercise of any remedies given to the Collateral Agent pursuant to the Security Agreement and the exercise of any authority pursuant to the appointment of the Collateral Agent as an attorney-in-fact pursuant to the Security Agreement that the Collateral Agent deems necessary or proper for the administration of the Collateral pursuant to the Security Agreement. Upon disposition of the Collateral in accordance with the Security Agreement, the Collateral Agent shall promptly distribute any cash or Collateral in accordance with Section 10.4 of the Security Agreement. Distribution to Lenders in each of the First Group and Second Group shall be in proportion to the aggregate amounts owed to them under the Notes.

         3.       Action by the Majority in Interest.

                  (a) Certain Actions. Each of the Lenders covenants and agrees that only a Majority in Interest shall have the right, but not the obligation, to undertake the following actions (it being expressly understood that less than a Majority in Interest hereby expressly waive the following rights that they may otherwise have under the Notes, but only insofar as such waiver affects their right to receive proceeds from the Collateral):

                         (i) Acceleration. If an Event of Default occurs, after
the applicable cure period, if any, a Majority in Interest may, on behalf of all the Lenders, instruct the Collateral Agent to provide to Vianet or any one or more of the Shareholders notice to cure such default and/or declare the unpaid principal amount of the Notes to be due and payable, together with any and all accrued interest thereon and all costs payable pursuant to such Notes;

                         (ii) Enforcement. Upon the occurrence of any Event of
Default after the applicable cure period, if any, a Majority in Interest may instruct the Collateral Agent to proceed to protect, exercise and enforce, on behalf of all the Lenders, their rights and remedies under the Notes against Vianet and the Shareholders, and such other rights and remedies as are provided by law or equity; and

                         (iii) Waiver of Past Defaults. A Majority in Interest
may instruct the Collateral Agent to waive any Event of Default by written notice to Vianet and the Shareholders, and the other Lenders.

                         (iv) Amendment. A Majority in Interest may instruct the
Collateral Agent to waive, amend, supplement or modify any term, condition or other provision in the Notes or Security Agreement in accordance with the terms of the Notes or Security Agreement so long as such waiver, amendment, supplement or modification is made with respect to all of the Notes and with the same force and effect with respect to each of the Notes.

                         (v) A Majority in Interest may consent to the release
from Security Interest the portion of the Collateral represented by Vianet's ownership of Vianet Access, Inc., a Texas corporation.

                  (b) Permitted Subordination. A Majority in Interest may instruct the Collateral Agent to agree to subordinate any Collateral to any claim and may enter into any agreement with Vianet and Shareholders to evidence such subordination; provided, however, that subsequent to any such subordination, each Note shall remain pari passu with the other Notes held among the First Group and Second Group, respectively.

                  (c) Further Actions. A Majority in Interest may instruct the Collateral Agent to take any action that it may take under this Agreement by instructing the Collateral Agent in writing to take such action on behalf of all the Lenders.

                  (d) Majority in Interest. For so long as any obligations remain outstanding on the Secured Notes, Majority in Interest shall mean Lenders who are members of the First Group who hold not less than seventy-five percent (75%) of the Obligations outstanding on the Notes held by members of the First Group. Thereafter, Majority in Interest shall mean Lenders who are members of the Second Group who hold not less than seventy-five percent (75%) of the Obligations outstanding on the Notes held by members of the Second Group.

         4.       Power of Attorney.

                  (a) To effectuate the terms and provisions hereof, the Lenders hereby appoint the Collateral Agent as their attorney-in-fact (and the Collateral Agent hereby accepts such appointment) for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any action on behalf of, or at the instruction of, the Majority in Interest at the written direction of the Majority in Interest and executing any consent authorized pursuant to this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.

                  (b) All acts done under the foregoing authorization are hereby ratified and approved and neither the Collateral Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct.

                  (c) This power of attorney, being coupled with an interest, is irrevocable while this Agreement remains in effect.

         5. Expenses of the Collateral Agent. The Lenders shall pay any and all costs and expenses incurred by the Collateral Agent, all waivers, releases, discharges, satisfactions, modifications and amendments of this Agreement, the administration and holding of the Collateral, insurance expenses, and the enforcement, protection and adjudication of the parties' rights hereunder by the Collateral Agent, including, without limitation, the reasonable disbursements, expenses and fees of the attorneys the Collateral Agent may retain, if any, each of the foregoing in proportion to their holdings of the Notes.

         6. Reliance on Documents and Experts. The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of its own legal counsel, independent public accountants and other experts selected by the Collateral Agent.

         7.       Duties of the Collateral Agent; Standard of Care.

                  (a) The Collateral Agent's only duties are those expressly set forth in this Agreement, and the Collateral Agent hereby is authorized to perform those duties in accordance with commercially reasonable practices. The Collateral Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Agreement and applicable law or perform any of its duties under this Agreement by or through its officers, employees, attorneys, or agents.

                  (b) The Collateral Agent shall act in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

                  (c) Any funds held by the Collateral Agent hereunder need not be segregated from other funds except to the extent required by law. The Collateral Agent shall be under no liability for interest on any funds received by it hereunder.

         8. Resignation. The Collateral Agent may resign and be discharged of its duties hereunder at any time by giving written notice of such resignation to the other parties hereto, stating the date such resignation is to take effect. Within 15 days of the giving of such notice, a successor collateral agent shall be appointed by the Majority in Interest; provided, however, that if the Lenders are unable so to agree upon a successor within such time period, the successor collateral agent may be a person designated by the Collateral Agent, and any and all fees of such successor collateral agent shall be the joint and several obligation of the Lenders. The Collateral Agent shall continue to serve until the effective date of the resignation or until its successor accepts the appointment and receives the Collateral held by the Collateral Agent but shall not be obligated to take any action hereunder. The Collateral Agent may deposit any Collateral with the Supreme Court of the State of New York for New York County or any such other court in New York State that accepts such Collateral.

         9. Exculpation. The Collateral Agent and its officers, employees, attorneys and agents, shall not incur any liability whatsoever for the holding or delivery of documents or the taking of any other action in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), or for any act or omission of any other person engaged by the Collateral Agent in connection with this Agreement, unless occasioned by the exculpated person's own gross negligence or willful misconduct; and each party hereto hereby waives any and all claims and actions whatsoever against the Collateral Agent and its officers, employees, attorneys and agents, arising out of or related directly or indirectly to any or all of the foregoing acts, omissions and circumstances.

         10. Indemnification. The Lenders hereby agree to indemnify, reimburse and hold harmless the Collateral Agent and its directors, officers, employees, attorneys and agents, jointly and severally, from and against any and all claims, liabilities, losses and expenses that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Collateral, except such as are occasioned by the indemnified person's own gross negligence or willful misconduct.

         11.      Miscellaneous.

                  (a) Rights and Remedies Not Waived. No act, omission or delay by the Collateral Agent shall constitute a waiver of the Collateral Agent's rights and remedies hereunder or otherwise. No single or partial waiver by the Collateral Agent of any default hereunder or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

                  (b) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts or choice of law (or any other law that would make any substantive laws of any state other than the State of New York applicable hereto).

                  (c) Waiver of Jury Trial and Setoff; Consent to Jurisdiction; Etc.

                         (i) In any litigation in any court with respect to, in
connection with, or arising out of this Agreement or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement hereof or thereof, or any other claim or dispute howsoever arising, between the Collateral Agent and the Lenders or any Lender, then each Lender, to the fullest extent it may legally do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable federal or state procedural laws, be interposed, pleaded or alleged in any other action; and (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH LENDER AGREES THAT THIS SECTION 11(c) IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGE THAT THE COLLATERAL AGENT WOULD NOT ENTER THIS AGREEMENT IF THIS SECTION 11(c) WERE NOT PART OF THIS AGREEMENT.

                         (ii) Each Lender irrevocably consents to the exclusive
jurisdiction of any State or Federal Court located within the County of New York, State of New York, in connection with any action or proceeding arising out of or relating to this Agreement or any document or instrument delivered pursuant to this Agreement or otherwise. In any such litigation, each Lender waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agree that the service thereof may be made by certified or registered mail directed to such Lender at its address for notice determined in accordance with Section 11(e) hereof. Each Lender hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

                  (d) Admissibility of this Agreement. Each of the Lenders agrees that any copy of this Agreement signed by it and transmitted by telecopier for delivery to the Collateral Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

                  (e) Address for Notices. Any notice or other communication under the provisions of this Agreement shall be given in writing and delivered in person, by reputable overnight courier or delivery service, by facsimile machine (receipt confirmed) with a copy sent by first class mail on the date of transmissions, or by registered or certified mail, return receipt requested, directed to its addresses set forth below (or to any new address of which either party hereto shall have informed the other by the giving of notice in the manner provided herein):

                  In the case of the Collateral Agent, to it at:

                  Barbara R. Mittman
                  551 Fifth Avenue, Suite 1601
                  New York, New York 10176
                  Fax: (212) 697-3575

                  In the case of the Lenders, to:
                  the addresses and telecopier numbers
                  set forth on Schedule A hereto.

                  In the case of Vianet, to:

                  Vianet Technologies, Inc.
                  6509 Windcrest Drive, Suite 160
                  Plano, Texas 75024
                  Fax: (972) 608-0780

                  With a copy to:

                  Sichenzia, Ross & Friedman, LLP
                  135 West 50th Street, 20th Floor
                  New York, NY 10020
                  Attn: Richard Friedman, Esq.
                  Fax: (212) 664-7329

                  (f) Amendments and Modification; Additional Lender. No provision hereof shall be modified, altered, waived or limited except by written instrument expressly referring to this Agreement and to such provision, and executed by the parties hereto. Any transferee of a Note who acquires a Note after the date hereof may become a party hereto by signing the signature page and sending an executed copy of this Agreement to the Collateral Agent.

                  (g) Fee. Upon the occurrence of an Event of Default, the Lenders collectively shall pay the Collateral Agent the sum of $5,000 to apply against an hourly fee of $350 to be paid to the Collateral Agent by the Lenders for services rendered pursuant to this Agreement. All payments due to the Collateral Agent under this Agreement including reimbursements must be paid when billed. The Collateral Agent may refuse to act on behalf of or make a distribution to any Lender who is not current in payments to the Collateral Agent. Payments required pursuant to this Agreement shall be pari passu to the Lenders' interests in the Notes. The Collateral Agent is hereby authorized to deduct any sums due the Collateral Agent from Collateral in the Collateral Agent's possession.

                  (h) Counterparts. This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, and by facsimile signature and transmission, each of which shall be an original and all of which shall together constitute one and the same agreement.

                  (i) Successors and Assigns. Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party. No party hereto may transfer any rights under this Agreement, unless the transferee agrees to be bound by, and comply with all of the terms and provisions of this Agreement, as if an original signatory hereto on the date hereof.

                  (j) Captions: Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (k) Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

                  (l) Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

                  (m) Schedules. The Collateral Agent is authorized to annex hereto any schedules referred to herein.

                  IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

--------------------------------------     -------------------------------------
CELESTE TRUST REG. - Lender                ESQUIRE TRADE & FINANCE INC. - Lender


--------------------------------------     -------------------------------------
SENECA CAPITAL L.P. - Lender               SENECA CAPITAL INTERNATIONAL LTD.
                                           - Lender

--------------------------------------     -------------------------------------
NATHAN A. LOW - Lender                     PEQUOT NAVIGATION OFFSHORE FUND
                                           INC. - Lender

--------------------------------------     -------------------------------------
PEQUOT SCOUT FUND, L.P. - Lender           CARRINGTON SHIPPING, S.A. - Lender


                                           -------------------------------------
                                           BARBARA R. MITTMAN
                                           Collateral Agent

Acknowledged:

Vianet Technologies, Inc.

By:
   -----------------------------------
    Name:
    Title:

--------------------------------------
BAYARD HOLDINGS - Shareholder

--------------------------------------
SONATA HOLDINGS - Shareholder

--------------------------------------
XELIX CAPITAL - Shareholder

This Collateral Agent Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

                    SCHEDULE A TO COLLATERAL AGENT AGREEMENT

FIRST GROUP


             LENDERS                         PRINCIPAL AMOUNT OF SECURED
                                                 CONVERTIBLE NOTES
--------------------------------------------------------------------------------
CELESTE TRUST REG.                                  $250,000.00
C/o Trevisa-Treuhand-Anstalt
Landstrasse 8
Furstentums 9496
Balzers, Liechtenstein
Fax: 011-431-534-532895
--------------------------------------------------------------------------------
ESQUIRE TRADE & FINANCE, INC.                       $250,000.00
Trident Chambers
P.O. Box 146
Road Town, Tortola, B.V.I.
Fax: 011-41-41-760-1031
--------------------------------------------------------------------------------
SENECA CAPITAL L.P.                                 $258,000.00
527 Madison Avenue, 11th Floor
New York, NY 10022
Fax: 212-758-6060
--------------------------------------------------------------------------------
SENECA CAPITAL INTERNATIONAL LTD.                   $492,000.00
527 Madison Avenue, 11th Floor
New York, NY 10022
Fax: 212-758-6060
--------------------------------------------------------------------------------
NATHAN A. LOW                                       $100,000.00
135 East 57th Street
New York, NY 10022
Fax: 212-421-5944
--------------------------------------------------------------------------------
PEQUOT NAVIGATION OFFSHORE FUND, INC.               $75,000.00
500 Nyala Farm Road
Westport, CT 06880
Fax: 203-429-2430
--------------------------------------------------------------------------------
PEQUOT SCOUT FUND, L.P.                             $425,000.00
500 Nyala Farm Road
Westport, CT 06880
Fax: 203-429-2430
--------------------------------------------------------------------------------
CARRINGTON SHIPPING, S.A.                           $250,000.00
Reid House, 31 Church Street
Hamilton HM12, Bermuda
Fax: 441-292-9241
--------------------------------------------------------------------------------
TOTAL                                               $2,100,000.00
--------------------------------------------------------------------------------

                                  SECOND GROUP

--------------------------------------------------------------------------------
         LENDERS                            PRINCIPAL AMOUNT OF SECURED
                                                  CONVERTIBLE NOTES
--------------------------------------------------------------------------------
SENECA CAPITAL L.P.                                  $1,512,000.00
527 Madison Avenue, 11th Floor
New York, NY 10022
Fax: 212-758-6060
--------------------------------------------------------------------------------
SENECA CAPITAL INTERNATIONAL LTD.                    $2,688,000
527 Madison Avenue, 11th Floor
New York, NY 10022
Fax: 212-758-6060
--------------------------------------------------------------------------------
CELESTE TRUST REG.                                   $250,000.00
C/o Trevisa-Treuhand-Anstalt
Landstrasse 8
Furstentums 9496
Balzers, Liechtenstein
Fax: 011-431-534-532895
--------------------------------------------------------------------------------
ESQUIRE TRADE & FINANCE, INC.                        $250,000.00
Trident Chambers
P.O. Box 146
Road Town, Tortola, B.V.I.
Fax: 011-41-41-760-1031
--------------------------------------------------------------------------------
TOTAL                                                $4,700,000.00
--------------------------------------------------------------------------------